SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

November 23, 2010
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Date of Report (date of earliest event reported)

American TonerServ Corp.
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Exact name of Registrant as Specified in its Charter

Delaware	333-120688	33-0686105
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State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

6085 State Farm Drive, Suite 110, Rohnert Park, CA  94928
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Address of Principal Executive Offices, Including Zip Code

(800) 736-3515
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            On November 23, 2010, the Board of Directors of American TonerServ Corp. (the "Company") elected Mark Warnell to serve as a director of the Corporation to fill one of the vacancies on the board.  Mr. Warnell was elected because the Bylaws provided for a board consisting of six directors, and after certain resignations only had three directors which is less than a quorum.  The Company's Bylaws provide that vacancies on the board may be filled by a majority of the directors then in office, although less than a quorum.  Mr. Warnell agreed to serve as a director to assist the Company to amend the Company's Bylaws with regard to the number of directors as discussed in Item 5.03 of this report on Form 8-K.  As a result, after the amendment to the Bylaws was adopted Mr. Warnell resigned as a director of the Company on November 24, 2010.

            Mark Warnell has been employed by the Company since July 2008 and currently serves as its Human Resources Director.  Prior to joining the Company, he was employed for 8 years as an executive at a large independent mortgage banking company in Northern California.  He received his undergraduate degree in Sociology from University of Oregon, his MBA from Sonoma State University and is also a certified Senior Professional in Human Resources (SPHR).  Mr. Warnell is 39 years old.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

            Effective November 23, 2010, the board of directors adopted an amendment to the Company's Bylaws to provide that the number of directors of the Company be determined from time to time by resolution of the board of directors. The Bylaws previously had provided for a fixed board of six members.

            Concurrent with the adoption of the amendment, the board approved a resolution setting the number of directors of the Company at three, effective upon the resignation of one of the four directors in office.  This occurred on November 24, 2010 when Mark Warnell resigned as a director, as described in Item 5.02 of this report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
No.	Description
3.1	Amendment to Bylaws adopted November 23, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN TONERSERV CORP.

Dated: November 24, 2010	By:	/s/ Daniel J. Brinker
Daniel J. Brinker, Chief Financial Officer